--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

July 10, 1997

To Our Shareholders:

     We would like to take this opportunity to welcome you as shareholders of Cohen & Steers Special Equity Fund and submit to you the Fund's semi-annual report for the period ended June 30, 1997. The Fund commenced operations on May 8, 1997 at an initial net asset value of $25.00 per share and at June 30, 1997 the Fund's net asset value was $27.16 per share. In addition, a semi-annual dividend of $0.13 per share was declared for shareholders of record on June 23, 1997 and paid on June 24, 1997.

FUND OVERVIEW

     As described in the prospectus, the Fund's primary investment objective is maximum capital appreciation. We intend to achieve this objective by investing in the equity securities of companies which are primarily engaged in the real estate industry or related industries, or which own significant real estate assets. While we seek a degree of portfolio diversification, we expect the portfolio to be concentrated in a limited number of issues which our research department considers to have the greatest appreciation potential. This policy of concentration may introduce an element of risk that is not present in a portfolio that is more diversified.

     A large number of our holdings are real estate investment trusts ('REITs'), but a significant number of issues in the portfolio are real estate companies that elect the more traditional C-corporation tax structure. Most REITs invest primarily in income-producing properties, are required to distribute 95% of their taxable income to shareholders in the form of dividends, and are subject to a number of other investment restrictions imposed by the rules which govern the industry. REITs tend to have returns which have a low correlation to the stock market in general, and a significant amount of their investment return comes from dividend income. In contrast, the companies the Fund will hold that are not REITs may be engaged in service businesses or are active in land and other development activities. In addition, they may employ shorter-term asset holding strategies. These companies tend to employ greater financial leverage and pay little in the way of dividends, choosing instead to reinvest their earnings in the business. For all of these reasons, C-corporations' stock prices tend to be more volatile. The inclusion of these companies raises the volatility of the portfolio compared to one which is principally made up of REITs.

     The Fund will cease offering its shares to new investors for at least six months when total net assets reach $150 million. This limitation will facilitate maximum investment flexibility, in our opinion.

INVESTMENT REVIEW

     We are pleased to report that the Fund enjoyed a 9.2% total return from its inception date to June 30, 1997. During this period both the stock market and real estate securities in general performed very well. At mid-year, the Fund's assets were fully invested in a diverse portfolio of companies engaged in various aspects of the real estate industry. Whereas the enclosed listing of holdings is arranged by property type orientation, our current strategy

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
emphasizes three themes which we believe embody the most important means to success in the real estate industry for the foreseeable future.

     First, the Fund is currently focused on companies which maintain strong positions in markets which are enjoying above-average growth and where there are substantial barriers to entry. The second theme centers on companies that have unique expertise, economies of scale and business plans which allow them to achieve higher rates of return than their competitors. The third involves companies that are currently experiencing a turnaround or positive change in their business. This may be evidenced by new management or a cyclical change in market conditions. A description of several of our largest holdings will serve to illustrate these themes.

     FOREST CITY ENTERPRISES is one of the oldest and largest publicly traded real estate companies in the U.S. An active developer, Forest City also owns a substantial portfolio of office, retail and multifamily properties. Under the leadership of a new generation of management, it has adopted a more aggressive and opportunistic posture towards its business, recently raising equity capital from the public market for the first time in many years.

     LENNAR CORPORATION is one the nation's leading home building and financial service companies with operations in Florida, Texas, Arizona and California. In the past several years it has been an active acquirer of property and loans from failed financial institutions. Also under the leadership of a younger generation of management, Lennar is in the process of acquiring a major California home builder. In addition, the company intends to spin off its financial services and investment businesses as a separate company.

     AMERICAN RETIREMENT CORPORATION, which recently had its initial public offering, is an owner/operator of assisted living facilities. We believe that demand for such facilities, used to house and care for America's elderly population, will increase significantly in years to come. American Retirement is small, but has an outstanding management team which we believe will capitalize on the sector's positive fundamentals. For similar reasons, we also have a large position in SUNRISE ASSISTED LIVING, which is the industry's market leader.

     VORNADO REALTY TRUST is a well-run company that has traditionally owned neighborhood shopping centers but has recently expanded its focus to include New York City office buildings. New York is the largest office market in the U.S. and, due to its complexity, requires the skills of an established operator in order to succeed. Accordingly, Vornado acquired the Mendik Company, one of the city's leading real estate firms. We expect the company to make many more opportunistic acquisitions that will establish it as one of the premier owners of New York office properties.

     GENERAL GROWTH PROPERTIES is one of the nation's leading owners and operators of regional shopping malls, a property sector which is currently undergoing a substantial consolidation. General Growth has been on the forefront of this consolidation, making a number of advantageous portfolio acquisitions over the past several years. We expect the company to maintain its leadership position for some time to come.

     PUBLIC STORAGE, INC. is the country's leading owner and operator of mini-warehouse and self-storage facilities, with over 1,100 properties under its control. It is establishing a nationwide reservation system and utilizing its properties for the sale of ancillary products and services. The company has developed a national brand

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
name and is maximizing revenues from its properties while enjoying economies of scale unlike any of its competitors.

     We believe that we have reached a period of maturity in the real estate cycle but one in which a substantial number of investment opportunities still exist. It is our goal to position the Fund to take maximum advantage of the best of these opportunities. We are employing the talents of our entire research department in order to achieve this goal, and therefore have confidence that we will fulfill the Fund's investment objective and attain satisfactory returns.

Sincerely,

/s/ MARTIN COHEN                                           /s/ ROBERT H. STEERS
MARTIN COHEN                                               ROBERT H. STEERS
President                                                  Chairman

                          /s/ JOSEPH M. HARVEY
                          JOSEPH M. HARVEY
                          Director of Research
                          Cohen & Steers Capital Management, Inc.


--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1997 (UNAUDITED)

                                                                                 NUMBER             VALUE
                                                                                OF SHARES         (NOTE 1)
                                                                               -----------       -----------
EQUITIES                                                           92.56%
      APARTMENT/RESIDENTIAL                                        15.78%
            Asset Investors Corp.........................................          395,100       $ 1,333,463
            Evans Withycombe Residential.................................          100,000         2,075,000
            Lennar Corp..................................................          139,900         4,468,056
                                                                                                 -----------
                                                                                                   7,876,519
                                                                                                 -----------
      DIVERSIFIED                                                  19.38%
           *Crescent Operating...........................................           84,000         1,008,000
            Forest City Enterprises -- Class A...........................          106,800         5,099,700
           *HFS..........................................................           33,000         1,914,000
           *Wellsford Real Properties....................................          150,200         1,652,200
                                                                                                 -----------
                                                                                                   9,673,900
                                                                                                 -----------
      HEALTH CARE                                                  11.87%
           *American Retirement Corp. ...................................          231,700         4,112,675
           *Sunrise Assisted Living......................................           51,800         1,813,000
                                                                                                 -----------
                                                                                                   5,925,675
                                                                                                 -----------
      HOTEL                                                         2.67%
           *Bristol Hotel Co. ...........................................           34,600         1,332,100
                                                                                                 -----------
      INDUSTRIAL                                                    0.72%
           *Pierce Leahy Corp............................................           20,000           360,000
                                                                                                 -----------
      OFFICE                                                        9.25%
            Alexandria Real Estate Equities..............................           92,300         2,024,831
            Brandywine Realty Trust......................................           77,600         1,571,400
            Cali Realty Corp.............................................           30,000         1,020,000
                                                                                                 -----------
                                                                                                   4,616,231
                                                                                                 -----------
      OFFICE/INDUSTRIAL                                             3.79%
            Kilroy Realty Corp...........................................           75,000         1,893,750
                                                                                                 -----------
      SELF STORAGE                                                  4.64%
            Public Storage...............................................           79,200         2,316,600
                                                                                                 -----------

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 1997 (UNAUDITED)

                                                                                 NUMBER             VALUE
                                                                                OF SHARES         (NOTE 1)
                                                                               -----------       -----------
      SHOPPING CENTER                                              24.46%
         COMMUNITY CENTER                                          15.67%
           *Alexanders, Inc..............................................           18,800       $ 1,323,050
            Alexander Haagen Properties..................................           94,400         1,534,000
            Burnham Pacific Properties...................................          161,600         2,222,000
            Vornado Realty Trust.........................................           38,000         2,740,750
                                                                                                 -----------
                                                                                                   7,819,800
                                                                                                 -----------
         REGIONAL MALL                                              8.79%
            General Growth Properties....................................           80,500         2,696,750
            Rouse Co.....................................................           57,400         1,693,300
                                                                                                 -----------
                                                                                                   4,390,050
                                                                                                 -----------
            TOTAL SHOPPING CENTER........................................                         12,209,850
                                                                                                 -----------
                  TOTAL EQUITIES (Identified cost $43,563,811)...........                         46,204,625
                                                                                                 -----------

                                                                               PRINCIPAL
                                                                                 AMOUNT
                                                                               ----------
COMMERCIAL PAPER                                                  30.47%
            IES Utilities, 5.75%, 7/1/97................................      $2,000,000          2,000,000
            International Lease, 5.75%, 7/1/97..........................       1,209,000          1,209,000
            Legget & Platt, 5.75%, 7/1/97...............................       2,000,000          2,000,000
            Pacific Mutual, 5.75%, 7/1/97...............................       2,000,000          2,000,000
            Preferred Financial, 5.75%, 7/1/97..........................       2,000,000          2,000,000
            Premium Financial, 5.75%, 7/1/97............................       2,000,000          2,000,000
            Sherwin Williams, 5.75%, 7/1/97.............................       2,000,000          2,000,000
            TransAmerica Financial, 5.75%, 7/1/97.......................       2,000,000          2,000,000
                                                                                                -----------
                  TOTAL COMMERCIAL PAPER (Identified cost
                     $15,209,000).......................................                         15,209,000
                                                                                                -----------
TOTAL INVESTMENTS (Identified cost $58,772,811).................  123.03%                        61,413,625
LIABILITIES IN EXCESS OF OTHER ASSETS...........................  (23.03)%                      (11,494,271)
                                                                  ------                        -----------
NET ASSETS (Equivalent to $27.16 per share based on 1,838,183
   shares of capital stock outstanding).........................  100.00%                       $49,919,354
                                                                  ------                        -----------
                                                                  ------                        -----------

------------

* Non-income producing security.

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 1997 (UNAUDITED)

ASSETS:
      Investments in securities, at value (Identified cost $58,772,811) (Note 1)....................  $61,413,625
      Cash..........................................................................................          647
      Receivable for fund shares sold...............................................................    1,291,939
      Receivable for investment securities sold.....................................................      852,013
      Dividends receivable..........................................................................      105,995
      Receivable from investment adviser............................................................       10,050
      Other assets..................................................................................      111,910
                                                                                                      -----------
            Total Assets............................................................................   63,786,179
                                                                                                      -----------
LIABILITIES:
      Payable for investment securities purchased...................................................   13,689,567
      Payable for organization costs (Note 1).......................................................      114,875
      Payable to administrator......................................................................       11,123
      Payable for fund shares redeemed..............................................................        5,566
      Payable to directors..........................................................................        5,445
      Other liabilities.............................................................................       40,249
                                                                                                      -----------
            Total Liabilities.......................................................................   13,866,825
                                                                                                      -----------
NET ASSETS applicable to 1,838,183 shares of $.001 par value common stock outstanding (Note 4).............................................................................  $49,919,354
                                                                                                      -----------
                                                                                                      -----------
NET ASSET VALUE PER SHARE:
      ($49,919,354 [div] 1,838,183 shares outstanding)..............................................  $     27.16
                                                                                                      -----------
                                                                                                      -----------
NET ASSETS consist of:
      Capital paid in (Notes 1 and 4)...............................................................  $46,954,413
      Undistributed net investment income...........................................................       42,881
      Accumulated net realized gain on investments..................................................      281,246
      Net unrealized appreciation on investments....................................................    2,640,814
                                                                                                      -----------
                                                                                                      $49,919,354
                                                                                                      -----------
                                                                                                      -----------

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                            STATEMENT OF OPERATIONS
           FOR THE PERIOD MAY 8, 1997`D' TO JUNE 30, 1997 (UNAUDITED)

Investment Income:
      Dividend income................................................................................  $  210,729
      Interest income................................................................................     109,099
                                                                                                       ----------
            Total Income.............................................................................     319,828
                                                                                                       ----------
Expenses:
      Investment advisory fees (Note 2)..............................................................      43,035
      Registration and filing fees...................................................................      16,336
      Administrative and transfer agent fees (Note 2)................................................      11,437
      Professional fees..............................................................................       9,756
      Reports to shareholders........................................................................       6,897
      Custodian fees.................................................................................       6,855
      Directors' fees and expenses (Note 2)..........................................................       5,445
      Amortization of organization expenses (Note 1).................................................       3,399
      Miscellaneous..................................................................................         351
                                                                                                       ----------
            Total Expenses...........................................................................     103,511
      Reduction of expenses (Note 2).................................................................     (38,959)
                                                                                                       ----------
            Net Expenses.............................................................................      64,552
                                                                                                       ----------
Net Investment Income................................................................................     255,276
                                                                                                       ----------
Realized and Unrealized Gain on Investments:
      Net realized gain on investments...............................................................     281,246
      Increase in unrealized appreciation on investments.............................................   2,640,814
                                                                                                       ----------
            Net realized and unrealized gain on investments..........................................   2,922,060
                                                                                                       ----------
Net Increase in Net Assets Resulting From Operations.................................................  $3,177,336
                                                                                                       ----------
                                                                                                       ----------

------------------------

`D' Commencement of Operations

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                             MAY 8, 1997`D' TO
                                                                                               JUNE 30, 1997
                                                                                                (UNAUDITED)
                                                                                             -----------------

Change in Net Assets:
      From Operations:
            Net investment income..........................................................     $   255,276
            Net realized gain on investments...............................................         281,246
            Increase in unrealized appreciation on investments.............................       2,640,814
                                                                                             -----------------
                  Net increase in net assets resulting from operations.....................       3,177,336
                                                                                             -----------------
      Dividends From:
            Net investment income..........................................................        (212,395)
                                                                                             -----------------
      Capital Stock Transactions (Note 4):
            Increase in net assets from Fund share transactions............................      46,854,413
                                                                                             -----------------
                  Total increase in net assets.............................................      49,819,354
      Net Assets:
            Beginning of period............................................................         100,000
                                                                                             -----------------
            End of period (including undistributed net investment income of $42,881).......     $49,919,354
                                                                                             -----------------
                                                                                             -----------------

------------------------

`D' Commencement of Operations

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                              FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                                                                      PERIOD MAY 8, 1997`D'
                                                                                               TO
                                                                                          JUNE 30, 1997
         PER SHARE OPERATING PERFORMANCE                                                   (UNAUDITED)
------------------------------------------------------------------------------------ -----------------------
Net asset value, beginning of period................................................         $ 25.00
                                                                                             -------
Income from investment operations
     Net investment income..........................................................            0.15
     Net realized and unrealized gains on investments...............................            2.14
                                                                                             -------
           Total from investment operations.........................................            2.29
                                                                                             -------
Less dividends from:
     Net investment income..........................................................           (0.13)
                                                                                             -------
Net asset value, end of period......................................................         $ 27.16
                                                                                             -------
                                                                                             -------
------------------------------------------------------------------------------------------------------------
Total investment return`D'`D'.......................................................            9.17%**
------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
     Net assets, end of period (in millions)........................................         $49.919
                                                                                             -------
                                                                                             -------
     Ratio of expenses to average daily net assets (before expense reduction).......            2.16%*
                                                                                             -------
                                                                                             -------
     Ratio of expenses to average daily net assets (net of expense reduction).......            1.35%*
                                                                                             -------
                                                                                             -------
     Ratio of net investment income to average daily net assets (net of expense
       reduction)...................................................................            5.34%*
                                                                                             -------
                                                                                             -------
     Ratio of net investment income to average daily net assets (before expense
       reduction)...................................................................            4.52%*
                                                                                             -------
                                                                                             -------
     Portfolio turnover rate........................................................           18.51%**
                                                                                             -------
                                                                                             -------
     Average Commission Rate Per Share..............................................         $0.0607
                                                                                             -------
                                                                                             -------

------------------------
`D'    Commencement of Operations.
`D'`D' Total investment return would have been lower had certain fees not been reimbursed by the Adviser
*      Annualized.
**     Not Annualized.

                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     Cohen & Steers Special Equity Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on February 14, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from those estimates.

     Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

     Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost which approximates value.

     Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

     Distributions will automatically be reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

     Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles.

     Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

     Organization Costs: All costs incurred in connection with organizing and establishing the Fund are being amortized on the straight-line basis over a period of five years from the date on which the Fund commenced operations.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's Investment Adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of .90% of the average daily net assets of the Fund (approximately .90% on an annual basis). For the period May 8, 1997 (Commencement of Operations) to June 30, 1997, the Fund incurred $43,035 in advisory fees.

     The Investment Adviser has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage, and extraordinary expenses) to an annual rate of 1.35% of the Fund's average net assets until December 31, 1997. As long as this expense cap continues, it may lower the Fund's expenses and increase its total return. After December 31, 1997, the expense limitation may be terminated or revised at any time, at which time the Fund's expenses may increase and its total return may be reduced depending on the total assets of the Fund.

     Administrative Fees: The Fund has entered into an administrative agreement with the Adviser and Chase Global Funds Services Company ('CGFSC') under which the Adviser performs certain administrative functions for

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED) the Fund and receives a fee of .02% of the Fund's average daily net assets. The Fund has paid the Adviser $956 in fees under this administrative agreement.

     Directors' Fees: Certain directors of the Fund are also directors, officers and/or employees of the Adviser. None of the directors so affiliated received compensation for their services as directors of the Fund with the exception of out-of-pocket expenses relating to attendance at Board and committee meetings. Similarly, none of the Fund's officers received compensation from the Fund. Fees and related expenses accrued for non-affiliated directors totaled $5,445 for the period May 8, 1997 (commencement of operations) to June 30, 1997.

NOTE 3. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, excluding short-term investments, for the period May 8, 1997 (commencement of operations) to June 30, 1997 aggregated $47,199,284 and $3,916,719, respectively.

     At June 30, 1997, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost..........................................................................  $58,772,811
                                                                                          -----------
Gross unrealized appreciation...........................................................  $ 2,772,205
Gross unrealized depreciation...........................................................  $  (131,391)
                                                                                          -----------
Net unrealized appreciation.............................................................  $ 2,640,814
                                                                                          -----------
                                                                                          -----------

NOTE 4. CAPITAL STOCK

     The Fund is authorized to issue fifty million (50,000,000) shares of capital stock, par value $.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                                                                  MAY 8, 1997`D'
                                                                                        TO
                                                                                   JUNE 30, 1997
                                                                              -----------------------
                                                                               SHARES       AMOUNT
                                                                              ---------   -----------

Sold........................................................................  1,833,136   $46,822,733
Issued as reinvestment of dividends.........................................      7,361       196,895
Redeemed....................................................................     (6,314)     (165,215)
                                                                              ---------   -----------
Net increase................................................................  1,834,183   $46,854,413
                                                                              ---------   -----------
                                                                              ---------   -----------

------------
`D' Commencement of Operations

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

OFFICERS AND DIRECTORS                                     KEY INFORMATION

 Robert H. Steers                                          INVESTMENT ADVISER
 Director and Chairman                                     Cohen & Steers Capital Management, Inc.
                                                           757 Third Avenue
 Martin Cohen                                              New York, NY 10017
 Director and President                                    (212) 832-3232

 Gregory C. Clark                                          FUND ADMINISTRATOR AND TRANSFER AGENT
 Director                                                  Chase Global Funds Services Co.
                                                           73 Tremont Street
 George Grossman                                           Boston, MA 02108
 Director                                                  (800) 437-9912

 Jeffrey H. Lynford                                        CUSTODIAN
 Director                                                  The Chase Manhattan Bank, N.A.
                                                           3 Chase MetroTech Center
 Willard H. Smith, Jr.                                     Brooklyn, NY 11245
 Director
                                                           LEGAL COUNSEL
 Elizabeth O. Reagan                                       Dechert Price & Rhoads
 Vice President                                            30 Rockefeller Plaza
                                                           New York, NY 10112
 Adam Derechin
 Vice President                                            NASDAQ Symbol: CSSPX

                                                           Net asset value (NAV) can be found in the daily mutual
                                                           fund listings in the financial section of most major
                                                           newspapers under the Fund's abbreviation 'C&SSpEq'.

                                                           This report is authorized for delivery to other than
                                                           shareholders of Cohen & Steers Special Equity Fund, Inc.
                                                           only when accompanied or preceded by the delivery of a
                                                           currently effective prospectus setting forth details of
                                                           the Fund.
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COHEN & STEERS
SPECIAL EQUITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017


[LOGO]


SEMI-ANNUAL REPORT
JUNE 30, 1997

First Class Mail
U.S. Postage
PAID
Boston, MA
Permit No. 56712

                            STATEMENT OF DIFFERENCES

           The dagger symbol shall be expressed as ................'D'
           The division symbol shall be expressed as...............[div]